SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d)

             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 15, 1997


                  UCFC FUNDING CORPORATION
    (Exact name of registrant as specified in its Charter)


      Louisiana          333-07939           72-1328674
    -----------------    ------------       -------------
    (State or other      (Commission        (IRS Employer
     jurisdiction        File Number)        ID Number)
     of incorporation)


4041 Essen Lane, Baton Rouge, Louisiana                 70809
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)


(Registrant's Telephone Number,                     (504)987-0000
    including area code)                            -------------

                               N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

     UCFC Funding Corporation (the "Company") from time to time acts as depositor into and sponsor of trusts (each, a "Trust"), the purpose of which is to issue one or more series of Manufactured Housing Contract Pass-Through Certificates (the "Certificates"), to be issued in series (each a "Series").

     The assets of each Trust will consist primarily of one or more pools of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") which include fixed-rate contracts secured by either (1) security interests in the manufactured homes purchased with the proceeds of such contracts or (2) with respect to certain of the contracts, liens on the real estate to which the related manufactured homes are deemed permanently affixed. Each Series of Certificates will represent interests in the related Trust and are not obligations of the Company. Holders of Certificates will not have any recourse to the assets of the Company except to the limited extent provided under the pooling and servicing agreement related to each Series of Certificates (each, a "Pooling Agreement"). Pursuant to the Pooling Agreement for each Series of Certificates, United Companies Lending Corporation (the "Servicer") will service the related Contracts on behalf of the applicable Trust.

     On each Distribution Date for a Series of Certificates, the related Trustee will forward with each distribution to each holder of record of Certificates of such Series a statement (the "Monthly Statement") setting forth information required under the related Pooling Agreement. The information contained in these Monthly Statements to Certificateholders is filed herewith as an Exhibit to this report on Form 8-K. The Servicer is filing this report on Form 8-K on behalf of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Exhibit No.
    ----------
    20.1    UCFC Funding Corporation, Manufactured
            Housing Contract Pass-Through Certificates, Series
            1997-1, Monthly Report to Certificateholders for the
            Distribution Date in May, 1997.  Pages 6-8.

    20.2    UCFC Funding Corporation, Manufactured
            Housing Subordinate Pass-Through Certificates,
            Series 1997 RS1, Monthly Report to Certificateholders for the Payment Date in May, 1997. Page 9.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            UNITED COMPANIES LENDING CORPORATION,
                            as Servicer


                             By:  /s/ Sherry E.  Anderson
                                 ------------------------
                                 Sherry E. Anderson
                                 Secretary


Dated: June 10, 1997

                         EXHIBIT INDEX

Exhibit
No.         Description
--------    ----------------------
20.1        UCFC Funding Corporation, Manufactured
            Housing Contract Pass-Through Certificates, Series
            1997-1, Monthly Report to Certificateholders for the
            Distribution Date in May, 1997.  Pages 6-8.

20.2        UCFC Funding Corporation, Manufactured
            Housing Subordinate Pass-Through Certificates,
            Series 1997 RS1, Monthly Report to Certificateholders for the Payment Date in May, 1997. Page 9.